UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22143

WALTHAUSEN FUNDS
(Exact name of registrant as specified in charter)

     9 Executive Park Drive, Suite B, Clifton Park, NY 12065
(Address of principal executive offices)     (Zip code)

John B. Walthausen Walthausen Funds 9 Executive Park Drive, Suite B, Clifton Park, NY 12065 (Name and address of agent for service)

Registrant’s telephone number, including area code: (518) 348-7217

Date of fiscal year end: January 31

Date of reporting period: July 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

WALTHAUSEN SMALL CAP VALUE FUND

SEMI-ANNUAL REPORT July 31, 2010

Walthausen Small Cap Value Fund Semi-Annual Report July 31, 2010

Dear Fellow Shareholders,

After last year's spectacular rally from the March lows, the first half of the current fiscal year (6 months ended July 31st) has been a letdown. The early months saw a continuation of the almost uninterrupted 13 month climb from last year's lows. Then came the "Deepwater Horizon correction". Within a few days of the explosion, the equity markets began to trade down. The timing was, we believe, more than coincidental. The accident was dramatic and terrible. As our government, BP and the oil industry seemed unable to mount a creditable effort to stop the massive flows, the country's mood turned more pessimistic. Adding to the worries were the prospects that Greece's problem would grow into sovereign debt defaults by a number of Euro zone countries, continued difficulty in straightening out the housing mess and persistently high levels of unemployment.

In the midst of all the gloom, we believe that investors are missing the fact that most corporations have cut expenses to cope with lower demand and are in good financial shape. Also, there is clear evidence that the world economy, lead by China and other emerging nations, is recovering from what was only a credit crisis; a very severe one but just a credit crisis. Thus, as the crisis passes into memory, and financial institutions gain adequate capital and liquidity, we believe business confidence will grow and the economy will resume working. In our opinion, we are well along in that process.

Through this turmoil, our fund has performed well and continues to be constructively positioned for an improving economic environment. As has historically been the case, gains were primarily driven by stock selection with only a very modest contribution from sector allocation. The best performing sector has been energy where we have focused on exploration companies with portfolios of petroleum rich prospects. The big winner was American Oil and Gas, which in late July, agreed to be acquired by Hess Corporation. But the performance was widespread across other sectors as well, with Consumer Discretionary, Financials, Materials and Industrials, all contributing significantly. We are pleased to see that we enjoyed good relative performance versus our Russell 2000 Value Index benchmark, both in the up months of February, April and July, and in the down months of May and June. We underperformed the index only in March.

As we look ahead, we continue to work hard to keep the portfolio fresh with stocks that offer opportunities for capital appreciation, while endeavoring to reduce risk though careful diversification. Our portfolio continues to be biased toward companies which will benefit from a recovering economy.

Thank you for your continued support.

Sincerely,

John Walthausen

2010 Semi-Annual Report 1

WALTHAUSEN SMALL CAP VALUE FUND

                                         WALTHAUSEN SMALL CAP VALUE FUND
                                                          by Sectors (Unaudited)
                                                  (as a percentage of Net Assets)

                             * Net Cash represents cash equivalents and other assets less liabilities.

PERFORMANCE INFORMATION (Unaudited)

7/31/10 NAV $13.21

AVERAGE ANNUAL RATE OF RETURN (%) FOR THE PERIOD ENDED JULY 31, 2010

		Year		Since
	6 Month(A)	to Date(A)	1 Year(A)	Inception(A)
Walthausen Small Cap Value Fund	17.21%	16.70%	44.85%	11.80%
Russell 2000® Value Index(B)	8.56%	5.38%	20.11%	-2.37%

(A)6 Month, Year to Date, 1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Walthausen Small Cap Value Fund was February 1, 2008. 6 Month and Year to Date performance are not annualized.

(B)The Russell 2000® Value Index (whose composition is different from that of the Fund) is an unmanaged index of small-capitalization stocks with lower price-to-book ratios and lower forecasted growth values than the total population of small-capitalization stocks.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-925-8428.

2010 Semi-Annual Report 2

Availability of Quarterly Schedule of Investments (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC's Web site at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines (Unaudited)

     Walthausen & Co., LLC, the Fund’s investment advisor (“Advisor”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Fund’s website at www.walthausenfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th, is available without charge, upon request, by calling our toll free number (1-888-925-8428). This information is also available on the SEC’s website at http://www.sec.gov.

Disclosure of Expenses (Unaudited)

     Shareholders of this Fund incur ongoing costs, including investment advisor fees and other Fund expenses. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2010 to July 31, 2010.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	February 1, 2010
	February 1, 2010	July 31, 2010	to July 31, 2010

Actual	$1,000.00	$1,172.14	$7.81

Hypothetical	$1,000.00	$1,017.60	$7.25
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2010 Semi-Annual Report 3

Walthausen Small Cap Value Fund
		Schedule of Investments
		July 31, 2010 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Agricultural Production - Crops
154,555	Chiquita Brands International Inc. *	$ 2,268,867	1.49%
Air Transportation, Scheduled
34,350	Allegiant Travel Company *	1,524,797	1.00%
Air-Condition & Warm Air Heating Equipment & Commercial & Industrial Refrigeration Equipment
58,125	AAON Inc.	1,444,988	0.95%
Aircraft Parts & Auxiliary Equipment
68,500	Hawk Corp. Class A *	2,002,255	1.31%
Ball & Roller Bearings
137,100	NN Inc. *	807,519	0.53%
Broadwoven Fabric Mills, Man Made Fiber & Silk
180,756	Xerium Technologies Inc. *	2,376,941	1.56%
Canned, Frozen & Preserved Fruit and Vegetables
37,368	Overhill Farms Inc. *	194,314	0.13%
Chemicals & Allied Products
86,900	Arch Chemicals Inc.	2,978,063
276,600	Solutia Inc. *	3,902,826
		6,880,889	4.51%
Computer Storage Devices
57,100	IEC Electronics Corp. *	274,086	0.18%
Converted Paper & Paperboard Products (No Containers/Boxes)
52,100	Bemis Co. Inc.	1,560,916	1.02%
Crude Petroleum & Natural Gas
232,500	Brigham Exploration Co. *	4,012,950
73,700	Gulfport Energy Corp. *	962,522
174,300	Northern Oil and Gas, Inc. *	2,558,724
32,135	Whiting Petroleum Corp. *	2,828,201
		10,362,397	6.79%
Cutlery, Handtools & General Hardware
111,823	Lifetime Brands, Inc. *	1,642,680	1.08%
Electric Lighting & Wiring Equipment
33,850	Thomas & Betts Corp. *	1,341,814	0.88%
Electronic Components & Accessories
586,200	Vishay Intertechnology Inc. *	4,976,838	3.26%
Electronic Components, NEC
437,500	Hutchinson Technology Inc. *	1,662,500	1.09%
Fabricated Plate Work (Boiler Shops)
25,611	Global Power Equipment Group Inc. *	391,848	0.26%
Fabricated Rubber Products, NEC
332,000	OMNOVA Solutions Inc. *	2,589,600
51,600	West Pharmaceutical Services, Inc. *	1,875,144
		4,464,744	2.92%
Fire, Marine & Casualty Insurance
5,279	Baldwin & Lyons Inc. Class B	117,933
35,000	Platinum Underwriters Holdings Ltd. (Bermuda)	1,367,800
34,700	RLI Corp.	1,925,503
		3,411,236	2.23%
Food & Kindred Products
88,600	Flowers Foods Inc.	2,146,778	1.41%
Glass Products, Made of Purchased Glass
188,200	Apogee Enterprises, Inc.	2,119,132	1.39%
Greeting Cards
110,000	CSS Industries Inc.	1,982,200	1.30%
Instruments For Measuring & Testing of Electricity & Electric Signals
266,769	Theragenics Corp. *	322,790	0.21%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2010 Semi-Annual Report 4

Walthausen Small Cap Value Fund
		Schedule of Investments
		July 31, 2010 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Insurance Carriers, NEC
119,300	Hallmark Financial Services Inc. *	$ 1,209,702	0.79%
Life Insurance
17,100	National Western Life Insurance Company Class A	2,636,136
46,300	Primerica, Inc. *	1,082,031
		3,718,167	2.44%
Machine Tools, Metal Cutting Types
204,400	Thermadyne Holdings Corp. *	2,790,060	1.83%
Metal Cans
23,000	Silgan Holdings Inc.	653,660	0.43%
Metal Forgings & Stampings
75,350	Ladish Co. Inc. *	2,216,044	1.45%
Miscellaneous Furniture & Fixtures
146,225	Knoll Inc.	2,051,537	1.34%
Miscellaneous Transportation Equipment
29,600	Polaris Industries, Inc.	1,767,120	1.16%
Mortgage Bankers & Loan Correspondents
341,200	Ocwen Financial Corp. *	3,603,072	2.36%
Motor Vehicle Parts & Accessories
128,600	Drew Industries Inc. *	2,717,318	1.78%
National Commercial Banks
94,650	Community Bank System Inc.	2,342,587
22,600	Park National Corp.	1,516,008
59,800	Sterling Bancorp	583,648
16,180	Suffolk Bancorp	438,640
		4,880,883	3.20%
Paper Mills
57,405	KapStone Paper and Packaging Co. *	656,713	0.43%
Plastic Materials, Synth Resin
126,500	Hexcel Corp. *	2,364,285
312,700	Landec Corp. *	2,016,915
		4,381,200	2.87%
Pulp Mills
215,825	Mercer International Inc. (Canada) *	1,158,980	0.76%
Refrigeration & Service Industries
150,700	Standex International Corp.	4,524,014	2.96%
Retail - Auto & Home Supply Stores
217,150	Pep Boys - Manny, Moe & Jack	2,084,640	1.37%
Retail - Miscellaneous Shopping
134,860	Cabela's Inc. Class A *	2,102,467	1.38%
Retail - Retail Stores, NEC
323,600	Sally Beauty Holdings Inc. *	3,061,256	2.01%
Rolling Drawing & Extruding of Nonferrous Metals
75,885	RTI International Metals Inc. *	2,153,616	1.41%
Semiconductors & Related Devices
64,200	Cabot Microelectronics Corp. *	2,098,698	1.37%
Services - Computer Processing & Data Preparation
71,870	CSG Systems International Inc. *	1,355,468	0.89%
Services - Computer Programming, Data Processing, Etc.
569,600	S1 Corporation *	3,343,552	2.19%
Services - Consumer Credit Reports
59,300	Altisource Portfolio Solutions S.A. (Luxembourg) *	1,682,341	1.10%
Services - Educational Services
124,900	Ambassadors Group Inc.	1,416,366
95,500	Nobel Learning Communities Inc. *	669,455
		2,085,821	1.37%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2010 Semi-Annual Report 5

Walthausen Small Cap Value Fund
		Schedule of Investments
		July 31, 2010 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Services - Equipment Rental & Leasing, NEC
118,785	CAI International Inc.	$ 1,552,520
41,300	McGrath Rentcorp	963,116
115,200	Rent-A-Center Inc.	2,533,248
77,000	Textainer Group Holdings Limited	2,102,100
		7,150,984	4.68%
Services - Hospitals
67,500	Magellan Health Services Inc. *	2,841,075	1.86%
Services - Membership Organizations
151,600	Interval Leisure Group, Inc. *	2,108,756	1.38%
Services - Personal Services
41,645	CPI Corp.	1,034,462	0.68%
Services - Prepackaged Software
44,575	Vital Images Inc. *	654,807	0.43%
Short-Term Business Credit Institutions
51,843	Asta Funding Inc.	469,179	0.31%
Special Industry Machinery (No Metalworking Machinery)
121,500	John Bean Technologies Corporation	1,908,765	1.25%
State Commercial Banks
56,000	Bryn Mawr Bank Corp.	1,041,600
132,100	Columbia Banking System Inc.	2,414,788
60,450	First Bancorp	1,008,911
		4,465,299	2.92%
Surety Insurance
70,200	CNA Surety Corp. *	1,210,950	0.79%
Surgical & Medical Instruments & Apparatus
62,525	Hill-Rom Holdings, Inc.	2,065,826	1.35%
Textile Mill Products
211,500	Lydall Inc. *	1,512,225	0.99%
Truck & Bus Bodies
29,400	Miller Industries Inc.	393,078	0.26%
Wholesale - Apparel, Piece Goods
10,575	Delta Apparel Inc. *	156,193	0.10%
Wholesale - Durable Goods
108,600	School Specialty Inc. *	2,081,862	1.36%
Wholesale - Medical, Dental & Hospital Equipment & Supplies
78,175	Owens & Minor Inc.	2,125,578	1.38%
Wholesale - Durable Goods
81,400	LB Foster Co. *	2,489,212	1.62%
Total for Common Stock (Cost $134,629,555)		$ 143,125,109	93.75%
REAL ESTATE INVESTMENT TRUSTS
213,600	Walter Investment Management Corp.	3,688,872	2.42%
	(Cost $3,310,091)
WARRANTS
31,335	Xerium Technologies Inc. * (expires 5-25-2014)	62,670	0.04%
	exercise price @ $19.55
	(Cost $0)
CASH EQUIVALENTS
6,402,207	Fidelity Institutional Treasury Money Market Fund -
	Class I 0.04% **	6,402,207	4.19%
	(Cost $6,402,207)
Total Investment Securities		153,278,858	100.40%
	(Cost $144,341,853)
Liabilities In Excess of Other Assets		(610,852)	-0.40%
Net Assets		$ 152,668,006	100.00%

* Non-Income Producing Securities. ** Variable rate security; the yield rate shown represents the rate at July 31, 2010. The accompanying notes are an integral part of these financial statements.

2010 Semi-Annual Report 6

Walthausen Small Cap Value Fund

Statement of Assets and Liabilities (Unaudited)
July 31, 2010

Assets:
Investment Securities at Fair Value	$ 153,278,858
(Cost $144,341,853)
Cash	272,416
Dividend Receivable	28,121
Interest Receivable	152
Receivable for Securities Sold	3,581,929
Receivable for Shareholder Subscriptions	525,046
Total Assets	157,686,522
Liabilities:
Payable to Advisor for Service Fees (Note 4)	53,056
Payable to Advisor for Management Fees (Note 4)	117,903
Payable for Securities Purchased	4,838,399
Payable for Shareholder Redemptions	9,158
Total Liabilities	5,018,516
Net Assets	$ 152,668,006

Net Assets Consist of:
Paid In Capital (Note 5)	$ 143,464,283
Accumulated Net Investment Income/(Loss)	(291,915)
Accumulated Undistributed Realized Gain on Investments - Net	558,633
Unrealized Appreciation in Value of Investments
Based on Identified Cost - Net	8,937,005
Net Assets, for 11,556,965 Shares Outstanding	$ 152,668,006
(Unlimited shares authorized)
Net Asset Value and Offering Price Per Share
($152,668,006/11,556,965 shares)	$ 13.21
Redemption Price Per Share ($13.21 * 0.98) (Note 2)	$ 12.95

Statement of Operations (Unaudited)
For the six months ended July 31, 2010

Investment Income:
Dividends	$ 368,418
Interest	445
Total Investment Income	368,863
Expenses:
Management Fees (Note 4)	455,709
Service Fees (Note 4)	205,069
Total Expenses	660,778

Net Investment Loss	(291,915)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	974,896
Net Change in Unrealized Appreciation on Investments	5,624,163
Net Realized and Unrealized Gain on Investments	6,599,059

Net Increase in Net Assets from Operations	$ 6,307,144

The accompanying notes are an integral part of these financial statements.

2010 Semi-Annual Report 7

Walthausen Small Cap Value Fund

Statements of Changes in Net Assets	(Unaudited)
	2/1/2010	2/1/2009
	to	to
	7/31/2010	1/31/2010
From Operations:
Net Investment Loss	$ (291,915)	$ (26,374)
Net Realized Gain/(Loss) on Investments	974,896	96,829
Change in Net Unrealized Appreciation/(Depreciation)	5,624,163	5,345,852
Increase/(Decrease) in Net Assets from Operations	6,307,144	5,416,307
From Distributions to Shareholders:
Net Investment Income	-	-
Net Realized Gain from Security Transactions	-	-
Change in Net Assets from Distributions	-	-
From Capital Share Transactions:
Proceeds From Sale of Shares	121,059,478	18,765,399
Proceeds From Redemption Fees (Note 2)	21,314	370
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(6,027,163)	(1,239,563)
Net Increase (Decrease) from Shareholder Activity	115,053,629	17,526,206

Net Increase (Decrease) in Net Assets	121,360,773	22,942,513

Net Assets at Beginning of Period	31,307,233	8,364,720
Net Assets at End of Period (Including Accumulated Undistributed
Net Investment Income (Loss) of ($291,915) and $0)	$ 152,668,006	$ 31,307,233

Share Transactions:
Issued	9,263,580	1,742,495
Reinvested	-	-
Redeemed	(485,710)	(149,927)
Net Increase in Shares	8,777,870	1,592,568
Shares Outstanding Beginning of Period	2,779,095	1,186,527
Shares Outstanding End of Period	11,556,965	2,779,095

Financial Highlights
Selected data for a share outstanding	(Unaudited)
throughout the period:	2/1/2010		2/1/2009		2/1/2008*
	to		to		to
	7/31/2010		1/31/2010		1/31/2009
Net Asset Value -
Beginning of Period	$ 11.27		$ 7.05		$ 10.00
Net Investment Loss (a)	(0.04)		(0.02)		(0.02)
Net Gain (Loss) on Securities
(Realized and Unrealized)	1.98		4.24		(2.93)
Total from Investment Operations	1.94		4.22		(2.95)

Distributions (From Net Investment Income)	-		-		-
Distributions (From Realized Capital Gains)	-		-		-
Total Distributions	-		-		-
Proceeds from Redemption Fee (Note 2)	-	+	-	+	-	+

Net Asset Value -
End of Period	$ 13.21		$ 11.27		$ 7.05
Total Return (b)	17.21%	***	59.86%		(29.50)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	152,668		31,307		8,365
Ratio of Expenses to Average Net Assets	1.45%	**	1.45%		1.54%
Ratio of Net Investment Income (Loss) to Average Net Assets	-0.64%	**	-0.20%		-0.27%
Portfolio Turnover Rate	18.83%	***	69.87%		133.28%

* Commencement of Operations.
** Annualized.
*** Not Annualized.
+ Amount calculated is less than $0.005.
(a) Per share amounts were calculated using the average shares method.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.

The accompanying notes are an integral part of these financial statements.

2010 Semi-Annual Report  8

NOTES TO FINANCIAL STATEMENTS
WALTHAUSEN SMALL CAP VALUE FUND
July 31, 2010
(UNAUDITED)

1.) ORGANIZATION:
Walthausen Small Cap Value Fund (the "Fund") was organized as a diversified series of the Walthausen Funds (the "Trust") on January 14, 2008. The Trust is an open-end investment company. The Trust was organized in Ohio as a business trust on October 10, 2007 and may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund commenced operations on February 1, 2008. At present, the Fund is the only series authorized by the Trust. The Fund's investment objective is to seek long-term capital appreciation. The investment advisor to the Fund is Walthausen & Co., LLC (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2008 and 2009), or expected to be taken in the Fund’s 2010 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

SHARE VALUATION:
The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed after holding them for 90 days or less. During the six month period ended July 31, 2010, proceeds from redemption fees amounted to $21,314.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, result of operations, or net asset value per share of the Fund.

USE OF ESTIMATES:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of

2010 Semi-Annual Report  9

Notes to the Financial Statements (Unaudited) - continued

contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER:
The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific indentification method in computing gain or loss on the sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

SUBSEQUENT EVENTS:
In preparing these financial statements, management has performed an evaluation of subsequent events and transactions for potential recognition or disclosure through the date of issuance of the financial statements.

3.) SECURITIES VALUATIONS:
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including real estate investment trusts and warrants). Equity securities are carried at fair value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

2010 Semi-Annual Report 10

Notes to the Financial Statements (Unaudited) - continued

Money markets. Money market securities are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of July 31, 2010:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 143,125,109	$0	$0	$ 143,125,109
Real Estate Investment Trusts	3,688,872	0	0	3,688,872
Warrants	62,670	0	0	62,670
Money Market Funds	6,402,207	0	0	6,402,207
Total	$ 153,278,858	$0	$0	$ 153,278,858

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the six month period ended July 31, 2010.

The Fund adopted GAAP guidance regarding "Disclosures about Derivative Instruments and Hedging Activities" effective February 1, 2009. This guidance requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. The Fund did not invest in derivative instruments during the six month period ended July 31, 2010.

4.) INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS:
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Advisor. The Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. For its services, the Advisor received an investment management fee equal to 1.00% of the average daily net assets of the Fund.

Under the terms of the Services Agreement between the Trust and the Advisor (the "Services Agreement"), the Advisor renders administrative and supervisory services to the Fund, provides the services of a chief compliance officer and assumes and pays all ordinary expenses of the Fund, excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), acquired fund fees and expenses, extraordinary or non-recurring expenses. For its services, the Advisor receives a service fee equal to 0.45% of the average daily net assets of the Fund.

For the six month period ended July 31, 2010, the Advisor earned management fees totaling $455,709, of which $117,903 was due to the Advisor at July 31, 2010. For the same period, the Advisor earned service fees of $205,069, of which $53,056 was due to the Advisor at July 31, 2010.

2010 Semi-Annual Report 11

Notes to the Financial Statements (Unaudited) - continued

Certain officers and a shareholder of the Advisor are also officers and/or a Trustee of the Trust. These individuals may receive benefits from the Advisor resulting from management and service fees paid to the Advisor by the Fund.

The Trustees who are not interested persons of the Fund were each paid Trustees’ fees of $400 plus travel and related expenses for the six month period ended July 31, 2010. Under the Management Agreement, the Advisor pays these fees.

5.) CAPITAL SHARES:
The Trust is authorized to issue an unlimited number of shares of beneficial interest. Paid in capital at July 31, 2010 was $143,464,283 representing 11,556,965 shares outstanding.

6.) PURCHASES AND SALES OF SECURITIES:
For the six month period ended July 31, 2010, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $126,900,077 and $16,599,376, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7.) SECURITY TRANSACTIONS:
For Federal income tax purposes, the cost of investments owned at July 31, 2010 was $144,341,853. At July 31, 2010, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$15,344,786	($6,407,781)	$8,937,005

8.) CONTROL OWNERSHIP:
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. At July 31, 2010, NFS, LLC and Charles Schwab & Co., Inc., both held, for the benefit of its customers, in aggregate, 41.01% and 27.03%, respectively, and therefore may be deemed to control the Fund.

9.) DISTRIBUTIONS TO SHAREHOLDERS:
There were no distributions paid during the six month period ended July 31, 2010 and during the fiscal year ended January 31, 2010.

10.) CAPITAL LOSS CARRYFORWARD:
At January 31, 2010, the Fund had available for federal tax purposes an unused capital loss carryforward of $318,797, of which $119,641 expires in 2017 and $199,156 expires in 2018. Capital loss carryforwards are available to offset future realized capital gains. To the extent that this carryforward is used to offset future capital gains, it is probable that the amount that is offset will not be distributed to shareholders.

2010 Semi-Annual Report 12

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2010 Semi-Annual Report 13

Board of Trustees
Edward A. LaVarnway
Hany A. Shawky
John B. Walthausen
Clara K. Wentland

Investment Advisor and Administrator
Walthausen & Co., LLC

Legal Counsel
Thompson Hine LLP

Custodian
The Huntington National Bank

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Sub-Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.

This report is provided for the general information of the shareholders of the Walthausen
Small Cap Value Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

WALTHAUSEN SMALL CAP VALUE FUND
9 Executive Park Drive, Suite B
Clifton Park, NY 12065

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WALTHAUSEN FUNDS

By: /s/ John B. Walthausen John B. Walthausen President Date: Oct. 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John B.Walthausen John B. Walthausen President Date: Oct. 6, 2010

By: /s/ Mark Hodge Mark L. Hodge Chief Financial Officer Date: 10/6/10